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                                                                  Exhibit (e)(8)

     SERVICE REQUEST

                                                                        PLATINUM

                                                                 INVESTOR(R) VIP

                                                          THE UNITED STATES LIFE

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PLATINUM INVESTOR VIP -- FIXED OPTION                                Oppenheimer Variable Account Funds
     .    Division 242 - USL Declared Fixed Interest Account              .    Division 362/412-G - Oppenheimer Balanced
PLATINUM INVESTOR VIP -- VARIABLE DIVISIONS                               .    Division 363/413-G - Oppenheimer Global Securities
AIM Variable Insurance Funds                                         PIMCO Variable Insurance Trust
     .    Division 340-390-G - AIM V.I. International Growth              .    Division 367/417-G - PIMCO VIT CommodityRealReturn
The Alger American Fund                                                                             Strategy
     .    Division 342/392-G - Alger American Capital Appreciation        .    Division 365/415-G - PIMCO VIT Real Return
     .    Division 341/391-G - Alger American MidCap Growth               .    Division 364/414-G - PIMCO VIT Short-Term
American Century Variable Portfolios, Inc.                                .    Division 366/416-G - PIMCO VIT Total Return
     .    Division 343/393-G - VP Value                              Pioneer Variable Contracts Trust
Credit Suisse Trust                                                       .    Division 368/418-G - Pioneer MidCap Value VCT
     .    Division 344/394-G - U.S. Equity Flex I                    Putnam Variable Trust
Fidelity Variable Insurance Products                                      .    Division 369/419-G - Putnam VT Diversified Income
     .    Division 348/398-G - VIP Asset Manager                          .    Division 370/420-G - Putnam VT Int'l Growth and
     .    Division 347/397-G - VIP Contrafund                                                       Income
     .    Division 345/395-G - VIP Equity-Income                     SunAmerica Series Trust
     .    Division 350/400-G - VIP Freedom 2020                           .    Division 372/422-G - ST Aggressive Growth
     .    Division 351/401-G - VIP Freedom 2025                           .    Division 371/421-G - ST Balanced
     .    Division 352/402-G - VIP Freedom 2030                      VALIC Company I
     .    Division 346/396-G - VIP Growth                                 .    Division 373/423-G - International Equities
     .    Division 349/399-G - VIP Mid Cap                                .    Division 374/424-G - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust                      .    Division 375/425-G - Money Market I
     .    Division 356/406-G - VIP Franklin Small Cap Value               .    Division 376/426-G - Nasdaq-100 Index
                               Securities                                 .    Division 379/429-G - Science & Technology
     .    Division 353/403-G - VIP Franklin U.S. Government               .    Division 378/428-G - Small Cap Index
     .    Division 354/404-G - VIP Mutual Shares Securities               .    Division 377/427-G - Stock Index
     .    Division 355/405-G - VIP Templeton Foreign Securities      Van Kampen Life Investment Trust
Janus Aspen Series                                                        .    Division 382/432-G - LIT Growth and Income
     .    Division 358/408-G - Enterprise                            Vanguard Variable Insurance Fund
     .    Division 357/407-G - Overseas                                   .    Division 380/430-G - VIF High Yield Bond
MFS Variable Insurance Trust                                              .    Division 381/431-G - VIF REIT Index
     .    Division 360/410-G - MFS VIT New Discovery
     .    Division 359/409-G - MFS VIT Research
Neuberger Berman Advisers Management Trust
     .    Division 361/411-G - AMT Mid-Cap Growth

AGLC102219                                                               Rev0509

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
[LOGO] American General                                                                            VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
                                                                                               PO Box 4880 . Houston, TX. 77210-4880
                                                                                            (800) 251-3720 or Hearing Impaired (TDD)
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK ("USL")                         (888) 436-5256 . Fax: (713)620-6653

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
[_] POLICY               1.   POLICY #: _______________________ Insured:____________________________________________________________
    IDENTIFICATION            Address: ______________________________________________________________________ New Address (yes) (no)
                              Primary Owner (If other than an insured): _____________________________________
COMPLETE THIS SECTION         Address: _____________________________________________________________ New Address (yes) (no)
FOR ALL REQUESTS              Primary Owner's S.S. No. or Tax I.D. No. _________________ Phone Number: (      ) _______ - __________
                              Joint Owner (If applicable): __________________________________________________
                              Address: ______________________________________________________________________ New Address (yes) (no)

[_] NAME CHANGE          2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

                              Change Name From: (First, Middle, Last)                Change Name To: (First, Middle, Last)
Complete this section
if the name of one of         ____________________________________________________   _______________________________________________
the Insured, Owner,           Reason for Change: (Circle One)   Marriage   Divorce   Correction   Other (Attach copy of legal proof)
Payor or Beneficiary
has changed. (Please
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

[_] CHANGE IN            3.   INVESTMENT DIVISION                      PREM % DED %  INVESTMENT DIVISION                PREM % DED %
    ALLOCATION                (242) USL Declared Fixed Interest                      Oppenheimer Variable Account Funds
    PERCENTAGES                     Account                            ______ _____  (362/412-G) Oppenheimer Balanced   ______ _____
                              AIM Variable Insurance Funds                           (363/413-G) Oppenheimer Global
Use this section to           (340/390-G) AIM V.I. International                                 Securities*            ______ _____
indicate how premiums                     Growth*                      ______ _____  PIMCO Variable Insurance Trust
or monthly deductions         The Alger American Fund                                (367/417-G) PIMCO VIT
are to be allocated.          (342/392-G) Alger American Capital                                 CommodityRealReturn
Total allocation in                       Appreciation                 ______ _____              Strategy*              ______ _____
each column must              (341/391-G) Alger American MidCap Growth ______ _____  (365/415-G) PIMCO VIT Real Return  ______ _____
equal 100%; whole             American Century Variable Portfolios, Inc.             (364/414-G) PIMCO VIT Short-Term   ______ _____
numbers only.                 (343/393-G) VP Value                     ______ _____  (366/416-G) PIMCO VIT Total Return ______ _____
                              Credit Suisse Trust                                    Pioneer Variable Contracts Trust
                              (344/394-G) U.S. Equity Flex I*          ______ _____  (368/418-G) Pioneer MidCap Value
                              Fidelity Variable Insurance Products                               VCT                    ______ _____
                              (348/398-G) VIP Asset Manager            ______ _____  Putnam Variable Trust
                              (347/397-G) VIP Contrafund               ______ _____  (369/419-G) Putnam VT Diversified
                              (345/395-G) VIP Equity-Income            ______ _____              Income                 ______ _____
                              (350/400-G) VIP Freedom 2020             ______ _____  (370/420-G) Putnam VT Int'l Growth
                              (351/401-G) VIP Freedom 2025             ______ _____              and Income*            ______ _____
                              (352/402-G) VIP Freedom 2030             ______ _____  SunAmerica Series Trust
                              (346/396-G) VIP Growth                   ______ _____  (372/422-G) ST Aggressive Growth   ______ _____
                              (349/399-G) VIP Mid Cap                  ______ _____  (371/421-G) ST Balanced            ______ _____
                              Franklin Templeton Variable Insurance                  VALIC Company I
                              Products Trust                                         (373/423-G) International
                              (356/406-G) VIP Franklin Small Cap Value                           Equities*              ______ _____
                                          Securities*                  ______ _____  (374/424-G) Mid Cap Index          ______ _____
                              (353/403-G) VIP Franklin U.S. Government ______ _____  (375/425-G) Money Market I         ______ _____
                              (354/404-G) VIP Mutual Shares Securities ______ _____  (376/426-G) Nasdaq-100 Index       ______ _____
                              (355/405-G) VIP Templeton Foreign                      (379/429-G) Science & Technology   ______ _____
                                          Securities*                  ______ _____  (378/428-G) Small Cap Index*       ______ _____
                              Janus Aspen Series                                     (377/427-G) Stock Index            ______ _____
                              (358/408-G) Enterprise                   ______ _____  Van Kampen Life Investment Trust
                              (357/407-G) Overseas*                    ______ _____  (382/432-G) LIT Growth and Income  ______ _____
                              MFS Variable Insurance Trust                           Vanguard Variable Insurance Fund
                              (360/410-G) MFS VIT New Discovery*       ______ _____  (380/430-G) VIF High Yield Bond    ______ _____
                              (359/409-G) MFS VIT Research             ______ _____  (381/431-G) VIF REIT Index         ______ _____
                              Neuberger Berman Advisers Management Trust             Other:_______________________      ______ _____
                              (361/411-G) AMT Mid-Cap Growth           ______ ______                                     100%  100%

                              *    If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider this investment option is designated as a Restricted Fund.
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AGLC102219                         Page 2 of 5                           Rev0509

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
[_] MODE OF PREMIUM      4.   Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                            $______ Monthly (Bank Draft Only)

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                                                                     (attach a Bank Draft Authorization
frequency and/or                                                                       Form and "Void" Check)
method of premium
payment. Note,                Start Date: ___/__/___
however, that USL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

[_] LOST POLICY          5.   I/we hereby certify that the policy of insurance for the listed policy has been _______ LOST
    CERTIFICATE               _______ DESTROYED ________ OTHER.

Complete this section         Unless I/we have directed cancellation of the policy, I/we request that a:
if applying for a
Certificate of                     ________________ Certificate of Insurance at no charge
Insurance or                       ________________ Full duplicate policy at a charge of $25
duplicate policy to
replace a lost or             be issued to me/us. If the original policy is located, I/we will return the Certificate or
misplaced policy. If          duplicate policy to AGL for cancellation.
a full duplicate
policy is being
requested, a check or
money order for $25
payable to USL must
be submitted with
this request.

[_] DOLLAR COST          6.   Day of the month for transfers ______________________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)           Frequency of transfers: _________ Monthly _________ Quarterly ________ Semi-Annually ________ Annually
    ($5,000 MINIMUM           DCA to be made from the following investment option: _________________________________________________
    BEGINNING                 Transfer: $ ___________________________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)                    AIM Variable Insurance Funds                           Oppenheimer Variable Account Funds
                              (340) AIM V.I. International Growth        $_________  (362) Oppenheimer Balanced         $___________
An amount can be              The Alger American Fund                                (363) Oppenheimer Global
systematically                (342) Alger American Capital Appreciation  $_________        Securities                   $___________
transferred from any          (341) Alger American MidCap Growth         $_________  PIMCO Variable Insurance Trust
one investment option         American Century Variable Portfolios, Inc.             (367) PIMCO VIT
and directed to one           (343) VP Value                             $_________        CommodityRealReturn Strategy $___________
or more of the                Credit Suisse Trust                                    (365) PIMCO VIT Real Return        $___________
investment options            (344) U.S. Equity Flex I                   $_________  (364) PIMCO VIT Short-Term         $___________
below. The USL                Fidelity Variable Insurance Products                   (366) PIMCO VIT Total Return       $___________
Declared Fixed                (348) VIP Asset Manager                    $_________  Pioneer Variable Contracts Trust
Interest Account is           (347) VIP Contrafund                       $_________  (368) Pioneer MidCap Value VCT     $___________
not available for             (345) VIP Equity-Income                    $_________  Putnam Variable Trust
DCA. Please refer to          (350) VIP Freedom 2020                     $_________  (369) Putnam VT Diversified Income $___________
the prospectus for            (351) VIP Freedom 2025                     $_________  (370) Putnam VT Int'l Growth and
more information on           (352) VIP Freedom 2030                     $_________        Income                       $___________
the DCA option.               (346) VIP Growth                           $_________  SunAmerica Series Trust
                              (349) VIP Mid Cap                          $_________  (372) ST Aggressive Growth         $___________
NOTE: DCA is not              Franklin Templeton Variable Insurance Products Trust   (371) ST Balanced                  $___________
available if the              (356) VIP Franklin Small Cap Value                     VALIC Company I
Automatic Rebalancing               Securities                           $_________  (373) International Equities       $___________
option or GMWB Rider          (353) VIP Franklin U.S. Government         $_________  (374) Mid Cap Index                $___________
have been chosen.             (354) VIP Mutual Shares Securities         $_________  (375) Money Market I               $___________
                              (355) VIP Templeton Foreign Securities     $_________  (376) Nasdaq-100 Index             $___________
                              Janus Aspen Series                                     (379) Science & Technology         $___________
                              (358) Enterprise                           $_________  (378) Small Cap Index              $___________
                              (357) Overseas                             $_________  (377) Stock Index                  $___________
                              MFS Variable Insurance Trust                           Van Kampen Life Investment Trust
                              (360) MFS VIT New Discovery                $_________  (382) LIT Growth and Income        $___________
                              (359) MFS VIT Research                     $_________  Vanguard Variable Insurance Fund
                              Neuberger Berman Advisers Management Trust             (380) VIF High Yield Bond          $___________
                              (361) AMT Mid-Cap Growth                   $_________  (381) VIF REIT Index               $___________
                                                                                     Other:___________________________  $___________

                              _________ INITIAL HERE TO REVOKE DCA ELECTION.
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AGLC102219                         Page 3 of 5                           Rev0509

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
[_] AUTOMATIC            7.   Indicate frequency: _________ Quarterly ________ Semi-Annually ________ Annually
    REBALANCING
                                           (DIVISION NAME OR NUMBER)                            (DIVISION NAME OR NUMBER)
($5,000 minimum
accumulation value)           ________% :_______________________________________   _______% :_______________________________________
Use this section to           ________% :_______________________________________   _______% :_______________________________________
apply for or make             ________% :_______________________________________   _______% :_______________________________________
changes to Automatic          ________% :_______________________________________   _______% :_______________________________________
Rebalancing of the            ________% :_______________________________________   _______% :_______________________________________
variable divisions.           ________% :_______________________________________   _______% :_______________________________________
Please refer to the           ________% :_______________________________________   _______% :_______________________________________
prospectus for more           ________% :_______________________________________   _______% :_______________________________________
information on the            ________% :_______________________________________   _______% :_______________________________________
Automatic                     ________% :_______________________________________   _______% :_______________________________________
Rebalancing Option.           ________% :_______________________________________   _______% :_______________________________________

Note: Automatic
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

                              _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

[_] AUTHORIZATION        8.   I (or we, if Joint Owners) hereby authorize USL to act on e-service instructions, if elected, to
    FOR TRANSACTIONS          transfer values among the Variable Divisions and USL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section
if you are applying           Initial the designation you prefer:
for or revoking               _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
current e-service             _________ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent USL and the
privileges.                             firm authorized to service my policy.

                              USL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon e-service instructions received and acted on in good faith, including losses due to
                              e-service communication errors. USL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to an e-service instruction, I will notify USL in writing within five working days from receipt of confirmation of the transaction from
                              USL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by USL in its home office.

                              _________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

[_] CORRECT AGE          9.   Name of Insured for whom this correction is submitted: _______________________________________________

Use this section to           Correct DOB: _____________/___________/___________
correct the age of
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

[_] TRANSFER OF         10.                                      (DIVISION NAME OR NUMBER)           (DIVISION NAME OR NUMBER)
    ACCUMULATED
    VALUES                    Transfer $_______ or ______% from ___________________________ to ____________________________________.
                              Transfer $_______ or ______% from ___________________________ to ____________________________________.
Use this section if           Transfer $_______ or ______% from ___________________________ to ____________________________________.
you want to transfer          Transfer $_______ or ______% from ___________________________ to ____________________________________.
money between                 Transfer $_______ or ______% from ___________________________ to ____________________________________.
divisions. The                Transfer $_______ or ______% from ___________________________ to ____________________________________.
minimum amount for            Transfer $_______ or ______% from ___________________________ to ____________________________________.
transfers is $500.00.         Transfer $_______ or ______% from ___________________________ to ____________________________________.
Withdrawals from the          Transfer $_______ or ______% from ___________________________ to ____________________________________.
USL Declared Fixed            Transfer $_______ or ______% from ___________________________ to ____________________________________.
Interest Account to a
Variable Division may
only be made within
the 60 days after a
policy anniversary.
See transfer
limitations outlined
in prospectus. If a
transfer causes the
balance in any
division to drop
below $500, USL
reserves the right to
transfer the
remaining balance.
Amounts to be
transferred should be
indicated in dollar
or percentage
amounts, maintaining
consistency
throughout.

AGLC102219                         Page 4 of 5                           Rev0509

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
[_] REQUEST FOR         11.   _____ I request a partial surrender of $ ___________ or __________% of the net cash surrender value.
    PARTIAL
    SURRENDER/                _____ I request a loan in the amount of $ __________.
    POLICY LOAN
                              _____ I request the maximum loan amount available from my policy.
Use this section to
apply for a partial           Unless you direct otherwise below, proceeds are allocated according to the deduction allocation
surrender from or             percentages in effect, if available; otherwise they are taken pro-rata from the USL Declared Fixed
policy loan against           Interest Account and Variable Divisions in use.
policy values. For
detailed information          ______________________________________________________________________________________________________
concerning these two
options please refer          ______________________________________________________________________________________________________
to your policy and
its related                   ______________________________________________________________________________________________________
prospectus. If
applying for a
partial surrender, be
sure to complete the
Notice of Withholding
section of this
Service Request in
addition to this
section.

[_] NOTICE OF           12.   The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING               is subject to federal income tax withholding unless you elect not to have withholding apply.
                              Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section         have withholding apply by checking the appropriate box below. If you elect not to have withholding
if you have applied           apply to your distribution or if you do not have enough income tax withheld, you may be responsible
for a partial                 for payment of estimated tax. You may incur penalties under the estimated tax rules, if your
surrender in Section          withholding and estimated tax are not sufficient.
11.
                              Check one: ____________ I DO want income tax withheld from this distribution.

                                         ____________ I DO NOT want income tax withheld from this distribution.

                              IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

[_] AFFIRMATION/        13.   CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY
    SIGNATURE                 CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
                              SECTION 3406(a)(1)(c) OF THE INTERNAL REVENUE CODE.

Complete this section         THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
for ALL requests.             THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                              Dated at _______________________________ this _________ day of __________________, __________________
                                       (City, State)

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF OWNER                                   SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF JOINT OWNER                             SIGNATURE OF WITNESS

                              X                                                    X
                              --------------------------------------------------   -------------------------------------------------
                              SIGNATURE OF ASSIGNEE                                SIGNATURE OF WITNESS

AGLC102219                         Page 5 of 5                           Rev0509